Exhibit 10.23
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                        Standard Microsystems Corporation
                 Plan for Deferred Compensation in Common Stock
                              for Outside Directors


1.   Purpose

The purpose of the Plan is to provide for deferred payment of certain portions of the compensation of Eligible Directors of Standard Microsystems Corporation (the "Corporation"), at their election, in accordance with the provisions hereof and to increase the proprietary interest of the Eligible Directors in the Corporation by tying the value of such deferred compensation to the performance of the Corporation's Common Stock.

2.   Definitions

As used herein, the following terms shall have the meanings set forth below:

"Account"  shall mean the  Account  established  for a  Participant  pursuant to
Section 4.

"Basic Retainer" shall mean the sum of the annual cash fees payable to Eligible Directors for service on the Board of Directors and any committee thereof on which the Eligible Director serves, excluding any per-meeting fee or expense reimbursement.

"Beneficiary" shall mean the person or persons designated by a Participant in accordance with Section 6 to receive any amount, or any shares of Common Stock, payable under the Plan by reason of his or her death.

"Board of Directors" shall mean the Board of Directors of the Corporation.

"Committee" shall mean the persons appointed by the Board of Directors to administer the Plan in accordance with Section 8.

"Common Stock" shall mean the shares of Common Stock of the Corporation.

"Corporation" shall mean Standard Microsystems Corporation.

"Director" shall mean a member of the Board of Directors.

"Eligible Director" shall mean any individual who is a member of the Board of Directors and who is not an employee of the Corporation or any of its subsidiaries.

"Market Value" shall mean, with respect to one share of Common Stock on any date (or if the Common Stock shall not have traded on that day, the last preceding date on which the Common Stock shall have traded), the closing sale price of a share of Common Stock in the principal market in which the Common Stock trades (or if such price is not reported, the mean of the closing bid and asked prices).

"Participant"  shall mean any Eligible  Director who has made an election  under
Section 3 to defer any portion of his or her Basic Retainer.

"Phantom Share Unit" or "PSU" shall mean a unit of measurement equivalent to one share of Common Stock, with none of the attendant rights of a holder of such share, including, without limitation, the right to vote such share or the right to receive dividends thereon, except to the extent otherwise specifically provided herein.

"Plan" shall mean this Deferred Compensation Plan for Outside Directors, as amended from time to time.

3.   Deferral Elections

(a) Each Director who is an Eligible Director on the effective date of the Plan, may, within 30 days of such effective date, and each Eligible Director who shall be first elected as an Eligible Director after the effective date of the Plan, shall within 30 days following such election, elect to have payment of some part or all of his/her Basic Retainer which is earned subsequent to the Eligible Director's deferral election, deferred and to have payment of such portion made under the terms of this Plan. Any such election shall be made in accordance with the following:

     (i) A deferral election shall be made in writing, on a form provided by the Committee for such purpose.

     (ii) In the election form, the Eligible Director, (x) if he or she was an Eligible Director on the date of adoption of the Plan, shall specify that 0%, 50%, or 100% of such Eligible Director's Basic Retainer shall be deferred, or (y) if he or she was first elected as an Eligible Director after the date of adoption of the Plan shall specify that 50% or 100% of such Eligible Director's Basic Retainer shall be deferred.

(b) Each Eligible Director's election made pursuant to Section 3(a) shall be irrevocable and shall apply throughout any period in which such Eligible Director shall be a Director; provided that, not later than December 1 of any year an Eligible Director may make a new election for subsequent years.

(c) If an Eligible Director shall fail or omit to file an election form within the period specified in Section 3(a), he/she shall thereby elect that 50% of his/her Basic Retainer shall be deferred.

4.   Accounts

For each Participant, there shall be established on the books and records of the Corporation, for bookkeeping purposes only, a separate Account to reflect the Participant's interest under the Plan. The Account so established shall be maintained in accordance with the following:

(a) For each fiscal quarter of service on the Board of Directors, a Participant's Account shall be credited with a number of PSUs (including any fractional PSU rounded to one decimal place) that shall equal the product obtained by multiplying (i) the percentage elected pursuant to Section 3 by (ii) the quotient obtained by dividing (X) one-quarter of such participant's Basic Retainer (prorated, however for actual period of service during such fiscal quarter subsequent to the Participant's election to defer hereunder), by (Y) the Market Value on the first day of such fiscal quarter. Such credit shall be effected as of the last day of such fiscal quarter, unless such Participant's membership on the Board of Directors or any committee, as the case may be, shall have terminated prior thereto, in which case such credit shall be made as of the date of such termination.

(b) A Participant's interest in his or her Account shall be fully vested and nonforfeitable at all times.

(c) As of each date on which the Corporation pays a dividend on its Common Stock, each Participant's Account shall be credited with additional PSU's, the number of which shall be determined by (i) multiplying the number of PSU's in the Participant's Account on the record date for such dividend by the per-share amount of the dividend so paid, and (ii) dividing the amount determined pursuant to clause (i) by the Market Value of one share of Common Stock on the dividend payment date.

(d) In the event of any change in the Common Stock occurring by reason of any stock dividend, recapitalization, reorganization, merger, consolidation, split-up, combination or exchange of shares, or any rights offering to purchase such shares at a price substantially below fair market value, or any similar change affecting the Common Stock, the number and kind of shares represented by PSUs shall be appropriately adjusted to reflect such change in such manner as the Committee, in its sole discretion, may deem appropriate. The Committee shall give notice to each Participant of any adjustment made pursuant to this Section 4(d), and such adjustment shall be effective and binding for all purposes of the Plan.

5.   Payment of Account Balances

Payment with respect to a Participant's Account shall be made in accordance with the following:

(a) Participant's Account shall become payable in a single lump sum upon the Participant's ceasing to be a member of the Board of Directors for any reason. Such payment shall be made in an amount of cash to be determined pursuant to
Section 5(b), unless, within 30 days following such termination, the Participant or his or her beneficiary shall notify the Corporation that the payment shall be made in Common Stock. If the Participant or the Beneficiary shall so notify the Corporation, the Corporation shall, within 10 days of receipt of such notice, cause to be issued in the name of such Participant or Beneficiary or such other name as shall be set forth in such notice, a number of shares of Common Stock equal to the number of PSUs in the Account as of the date of such termination, together with a payment in cash for any fractional PSU, equal to the amount of such fraction multiplied by the Market Value on the date of such termination.

(b) If the Corporation shall not have been notified as provided in Section 5(a), then within 10 days after the earlier of (i) the expiration of the 30 day period referred to in Section 5(a) or (ii) the Participant's or Beneficiary's notifying the Corporation that the Account shall be paid in cash, the Corporation shall pay to the Participant, or to the Beneficiary if the Participant shall have died, or to such other person as may be designated in any notice given pursuant to this Section 5(b), an amount in cash equal to the number of PSUs (including any fraction) in the Account on the date of termination multiplied by the Market Value as of such date.

(c) Notwithstanding any other provision in this Section 5 to the contrary, the entire balance of each Participant's Account shall become immediately due and payable in cash upon the occurrence of a change in control, as hereinafter defined. Payment with respect to such balance shall be in an amount determined as provided in Section 5(b), substituting the occurrence of such change in control for the date of termination of a Participant's membership on the Board of Directors. Payment shall be made as soon as practicable, and in any event within 10 days, after the occurrence of such change in control. For purposes of the foregoing, the term "change in control" shall mean an event or series of events that would be required to be described as a change in control of the Corporation in a proxy or information statement distributed by the Corporation pursuant to Schedule 14A or Schedule 14C promulgated under the Exchange Act. The determination whether and when a change in control has occurred or is about to occur shall be made by vote of a majority of the persons who shall have constituted the Board of Directors immediately prior to the occurrence of the event or series of events constituting such change in control.

(d) There shall be deducted from the amount of any payment otherwise required to be made under the Plan all federal, state and local taxes required by law to be withheld with respect to such payment.

6. Designation and Change of Beneficiary Each Participant shall file with the Committee a written designation of one or more persons as the Beneficiary who shall be entitled to receive any amount, including shares of Common Stock, payable under the Plan by reason of his or her death or incompetency. A Participant may, from time to time, revoke or change his or her Beneficiary designation, without the consent of any previously designated Beneficiary, by filing a new designation with the Committee. The last such designation received by the Committee shall be controlling; provided, however, that no designation, or change or revocation thereof, shall be effective unless delivered to the Committee prior to the Participant's death or incompetency, and in no event shall it be effective as of a date prior to such delivery. If at the date of a Participant's death or incompetency, there is no designation of a Beneficiary in effect for the Participant pursuant to the provisions of this Section 6, or if no Beneficiary designated by the Participant in accordance with the provisions hereof survives to receive any amount payable under the Plan by reason of the Participant's death or incompetency, the Participant's estate shall be treated as the Participant's Beneficiary for purposes of the Plan.

7.   Rights of Participants

A Participant's rights and interests under the Plan shall be subject to the following provisions:

(a) A Participant shall have the status of a general unsecured creditor of the Corporation with respect to his or her right to receive any payment under the Plan. The Plan shall constitute a mere promise by the Corporation to make payments in the future of the benefits provided for herein. It is intended that the arrangements reflected in this Plan be treated as unfunded for tax purposes.

(b) The Corporation may, but shall not be required to, establish a trust to assist it in funding any of its payment obligations under the Plan. If any such trust is established, all of the assets of the trust shall, at all times prior to payment to Participants, remain subject to the claims of the Corporation's creditors; and no Participant or Beneficiary shall have any preferred claim on, or any beneficial ownership interest in, any assets of the trust. Any trust so established shall also contain such other terms and provisions as will permit the trust to be treated as a "grantor trust", of which the Corporation is the grantor, within the meaning of subpart E, part I, subchapter J, chapter 1, subtitle A of the Internal Revenue Code of 1986, as amended (or any successor provisions). If any such trust is established, the Corporation shall be relieved of its obligation hereunder to pay any amounts or shares of Common Stock to any Participant or Beneficiary, to the extent that such amounts or shares are paid to the Participant or Beneficiary from such trust.

(c) A Participant's right to payments under the Plan shall not be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, attachment, or garnishment by creditors of the participant or his or her Beneficiary.

8.   Administration

(a) The Plan shall be administered by or under the direction of the Corporate Governance Committee of the Board of Directors (the "Committee").

(b) All decisions, actions or interpretations of the Committee under the Plan shall be final, conclusive and binding upon all parties.

(c) No member of the Committee shall be personally liable by reason of any contract or other instrument executed by such member or on his or her behalf in his or her capacity as a member of the Committee nor for any mistake of judgment made in good faith, and the Corporation shall indemnify and hold harmless each member of the Committee, and each employee, officer, or director of the Corporation or any of its subsidiaries to whom any duty or power relating to the administration or interpretation of the Plan may be delegated, against any cost or expense (including counsel fees) or liability (including any sum paid in settlement of a claim with the approval of the Board of Directors) arising out of any act or omission to act in connection with the Plan unless arising out of such person's own fraud or bad faith.

(d) Any instrument may be delivered to the Committee by certified mail, return receipt requested, addressed to the Committee at the principal executive office of the Corporation. Delivery shall be deemed complete on the third business day after such mailing in New York, New York or Hauppauge, New York. A copy of any instrument so delivered shall similarly and simultaneously be mailed to the Secretary of the Corporation.

(e) There are reserved for issuance pursuant to the Plan, 100,000 shares of Common Stock.

9.   Amendment or Termination

(a) The Board of Directors may, with prospective or retroactive effect, amend, suspend or terminate the Plan or any portion thereof at any time; provided, however, that no amendment of the Plan shall deprive any Participant of any right to receive payment of any amount or shares of Common Stock due him or her under the terms of the Plan as in effect prior to such amendment without his or her written consent.

(b) Any amendment that the Board of Directors would be permitted to make pursuant to the preceding paragraph may also be made by the Committee where appropriate to facilitate the administration of the Plan or to comply with applicable law or any applicable rules and regulations of governing authorities, provided that the cost of the Plan to the Corporation is not materially increased by such amendment.

10.  Successor Corporation

The obligations of the Corporation under the Plan shall be binding upon any successor corporation or organization resulting from the merger, consolidation, or other reorganization of the Corporation, or upon any successor corporation or organization succeeding to substantially all of the assets and business of the Corporation. The Corporation agrees that it will make appropriate provision for the preservation of Participants' rights under the Plan in any agreement or plan which it may enter into or adopt to effect any such merger, consolidation, reorganization or transfer of assets.

11.  Effective Date

The Plan was adopted March 4, 1997 and shall become effective immediately following the 1997 annual meeting of the stockholders of the Corporation.

12.  Governing Law

The provisions of the Plan shall be governed by and construed in accordance with the laws of the State of New York.